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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



        Date of report (Date of earliest event reported): April 30, 1999



                           Commission File No. 0-24833




                          FUTURELINK DISTRIBUTION CORP.
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                 (Exact Name of Registrant as Specified in Its Charter)


           Colorado                                       95-3895211
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(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)


300, 250 - 6th Avenue S.W., Calgary, Alberta CANADA                      T2P 3H7
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   (Address of principal executive                                    (ZIP Code)
              offices)

                                 (403) 216-6000
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               (Regisrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

        On April 30, 1999, the Registrant announced that it had closed a private placement financing on April 29, 1999 for gross proceeds of nearly $3,800,000. The securities sold by the Registrant were units consisting of (i) 8% senior subordinated notes convertible to common stock at $0.20 per share and (ii) warrants providing 50% warrant coverage (e.g. warrants to purchase 125,000 shares of common stock granted for $50,000 of units subscribed for) exercisable at $0.25 per share. Commonwealth Associates, L.P. of New York ("Commonwealth") acted as the Registrant's placement agent in this offering of securities and received commissions and placement fees equal to 9% of the gross proceeds of the offering as well as agent's warrants.

        On May 7, 1999, the Registrant announced subsequent closings under the private placement for which Commonwealth acted as the Registrant's placement agent. The offering of units, referred to in the April 30, 1999 announcement, had been fully oversubscribed, with a total of $8,000,000 gross proceeds raised in all closings under the offering. The offering documents circulated by the Registrant, as amended, had provided for a $2,000,000 minimum and $4,000,000 maximum offering, subject to an over-allotment provision of an additional $4,000,000 units if the offering was over-subscribed.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c.)    Exhibits

               1 News Release of the Registrant dated April 30, 1999 2 News Release of the Registrant dated May 7, 1999.



                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


    FUTURELINK DISTRIBUTION CORP.


    By: [signed: C. Chell]                            Date:   May 7, 1999
        --------------------------------------
        Cameron Chell, Chief Executive Officer


    By: [signed: R. Kilambi]                          Date:   May 7, 1999
        --------------------------------------
        Raghu Kilambi, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                                                                    Page
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
  99.1          News Release of the Registrant, dated April 30, 1999            4
  99.2          News Release of the Registrant, dated May 7, 1999               6



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